Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 21, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

JPMORGAN SMALL CAP VALUE PORTFOLIO

Effective immediately, Lindsey Houghton no longer serves as portfolio manager of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Phillip D. Hart, CFA, Managing Director of JPMIM, has managed the Portfolio since 2013. Wonseok Choi, PhD, Managing Director of JPMIM, Jonathan L. Tse, CFA, Executive Director of JPMIM, and Akash Gupta, CFA, Executive Director of JPMIM, have each managed the Portfolio since 2019.

In the section entitled “Additional Information About Management – The Subadviser,” (i) the tenth paragraph is deleted in its entirety and (ii) the fifth paragraph is deleted in its entirety and replaced with the following:

The Portfolio’s portfolio managers are Phillip D. Hart, CFA, Wonseok Choi, PhD, Jonathan L. Tse, CFA, and Akash Gupta, CFA.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE